                                  THIRD AMENDMENT TO
                     SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment"), dated effective as of March 27, 1999, is entered into among CompUSA Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender (in said capacity, the "Administrative Lender").

                                      BACKGROUND

     A. The Borrower, the Lenders and the Administrative Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 12, 1998, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of June 16, 1998, and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 31, 1998 (said Second Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Lender desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Lender covenant and agree as follows:

     1.    AMENDMENTS TO CREDIT AGREEMENT.

     (a) The definition of "APPLICABLE MARGIN" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'APPLICABLE MARGIN' means the following per annum percentages, applicable in the following situations:

                                                                          LIBOR
                              Applicability                               Basis
                              -------------                               ------
     (a)   The Leverage Ratio is greater than 3.50 to 1                    2.250

     (b)   The Leverage Ratio is greater than 3.00 to 1 but less than      1.750
           or equal to 3.50 to 1

     (c)   The Leverage Ratio is less than or equal to 3.00 to 1 and

           (i)      The Fixed Charge Coverage Ratio is less                1.250
                    than 2.00 to 1

           (ii)     The Fixed Charge Coverage Ratio is greater than or     1.000
                    equal to 2.00 to 1 but less than 2.25 to 1

           (iii)    The Fixed Charge Coverage Ratio is greater than or     0.875
                    equal to 2.25 to 1 but less than 3.00 to 1

           (iv)     The Fixed Charge Coverage Ratio is greater than or     0.750
                    equal to 3.00 to 1 but less than 3.75 to 1

           (v)      The Fixed Charge Coverage Ratio is greater than or     0.625
                    equal to 3.75 to 1 but less than 4.50 to 1

           (vi)     The Fixed Charge Coverage Ratio is greater than or     0.500
                    equal to 4.50 to 1

     The Applicable Margin payable by the Borrower on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Periods preceding the date of determination); PROVIDED, that each adjustment in the Applicable Margin shall be effective with respect to Advances (i) made following receipt by the Lenders of the financial statements required pursuant to SECTION 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to SECTION 6.3 hereof, on the date of making of such Advance and (ii) outstanding on the date of receipt of the financial statements referred to in clause (i) immediately preceding, on the date of receipt of such financial statements. If such financial statements and Compliance Certificate are not received by the Lenders by the date required, the Applicable Margin shall be determined as if the Leverage Ratio is greater than 3.50 to 1 until such time as such financial statements and Compliance Certificate are received. In addition, the Applicable Margin shall be increased above the per annum percentages set forth above by 0.750 on each Utilization Premium Date."

     (b) The definition of "COMMITMENT" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'COMMITMENT' means the commitment of the Lenders, subject to the terms and conditions hereof, to make Advances or to issue or participate in Letters of Credit up to an aggregate principal amount of $230,000,000, as such amount may be reduced pursuant to SECTION 2.6 hereof."

     (c) The definition of "DEBT FOR BORROWED MONEY" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'DEBT FOR BORROWED MONEY' means all indebtedness, direct or indirect, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed or the deferred purchase price of property or services, and shall include, without duplication, Securitization Indebtedness. Debt for Borrowed Money does not include, without limitation, (a) accounts payable or accrued liabilities incurred in the ordinary course of business, including advances from customers and trade payables financed through floor plan arrangements, (b) current or deferred income taxes, and (c) provided that any applicable Restricted Subsidiary has executed a Subsidiary Guaranty and a Security Agreement,
     (i) Indebtedness owed by a Restricted Subsidiary to the Borrower,
     (ii) Indebtedness owed by the Borrower to a Restricted Subsidiary, and
     (iii) Indebtedness owed by a Subsidiary to a Restricted Subsidiary."

     (d) The definition of "EBITDAR" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'EBITDAR' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of
     (a) EBIT, plus (b) depreciation, amortization and other non-cash charges, plus (c) lease expense pursuant to Operating Leases, plus (d) without duplication, the Approved Restructuring Charges; PROVIDED, that, in the event that an Acquisition for which the Acquisition Consideration is equal to or exceeds $150,000,000 is consummated during such period, "EBITDAR" shall be determined on a PRO FORMA basis (as determined by the Borrower, such determination to be made in good faith based upon such financial information as is available to the Borrower and using reasonable assumptions) as if such Acquisition had occurred on the first day of such period; PROVIDED, FURTHER, HOWEVER, notwithstanding the above, only the EBITDAR of the business and assets acquired in the Computer City Acquisition from and after the date of closing of the Computer City Acquisition shall be included in the calculation of EBITDAR."

     (e) The definition of "FIXED CHARGES" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'FIXED CHARGES' means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of, without duplication, (a) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations), plus (b) lease expense under Operating Leases, plus (c) such amounts in connection with any Securitization as would constitute interest expense under GAAP if such Securitization were treated as an on-balance sheet liability, in each case for the applicable period preceding the date of calculation, plus (d) Dividends and Treasury Stock Purchases, in each case for the applicable period immediately preceding the date of calculation; PROVIDED, that, in the event that an Acquisition for which the Acquisition Consideration is equal to or exceeds $150,000,000 is consummated during such period, "FIXED CHARGES" shall be determined on a PRO FORMA basis (as determined by the Borrower, such determination to be made in good faith based upon such financial information as is available to the Borrower and using reasonable assumptions) as if such Acquisition had occurred on the first day of such period; PROVIDED, FURTHER, HOWEVER, notwithstanding the above, only the Fixed Charges of Computer City and its Subsidiaries from and after the date of closing of the Computer City Acquisition shall be included in the calculation of Fixed Charges."

     (f) The definition of "INDEBTEDNESS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'INDEBTEDNESS' means, with respect to any Person, without duplication, (a) all items, except accounts payable arising in the normal course of business, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien other than Permitted Liens on any property or asset owned by such Person (other than accounts payable arising in the ordinary course of business), whether or not the obligation secured thereby shall have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations, all Guaranties, all reimbursement obligations in respect of letters of credit, all obligations under Interest Hedge Agreements, and all Securitization Indebtedness of such Person, and (d) any "withdrawal liability" of such Person, as such term is defined under Part I of Subtitle E of Title IV of ERISA."

     (g) The definition of "LOAN DOCUMENTS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'LOAN DOCUMENTS' means this Agreement, the Notes, the Subsidiary Guaranty, the Fee Letter, each Collateral Document, any Interest Hedge Agreement entered into with any Lender or any Lender Affiliate, and any other document or agreement executed or delivered from time to time by an officer of the Borrower or any Subsidiary in connection herewith or as security for the Obligations."

     (h) The definition of "NET WORTH" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'NET WORTH' means, for the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP, the sum of:
     (a) capital stock taken at stated or par value, plus (b) paid in capital plus (c) retained earnings, plus (d) the aggregate amount of Approved Restructuring Charges taken after March 27, 1999, less (e) treasury stock."

     (i) The definition of "OBLIGATIONS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'OBLIGATIONS' means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any Subsidiary to the Lenders or any Lender Affiliate under the Loan Documents as they may be amended from time to time, and (b) all obligations of the Borrower or any Subsidiary for losses, damages, expenses, expenses or any other liabilities of any kind that any Lender or any Lender Affiliate may suffer by reason of a breach by the Borrower or any Subsidiary of any obligation, covenant or undertaking with respect to any Loan Document."

     (j) The definition of "PERMITTED LIENS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by amending clause (a) thereof to read as follows:

           "(a) Any Lien in favor of the Administrative Lender for the benefit of the Lenders and any Lender Affiliate to secure the Obligations;"

     (k) The definition of "SUBSIDIARY GUARANTY" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

           "'SUBSIDIARY GUARANTY' means the Subsidiary Guaranty, executed by each Restricted Subsidiary of the Borrower (other than CompUSA Net.com), guarantying payment and performance of the Obligations, substantially in the form of EXHIBIT B hereto, as such agreement may be amended, modified, supplemented or restated from time to time."

     (l) SECTION 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

           "ACCOUNT" has the meaning assigned to such term in the UCC.

           "APPROVED RESTRUCTURING CHARGES" means those certain restructuring charges related to potential closing of distribution warehouse and write-off of related DCC-OE software, potential store closings, potential write-off of certain training software in connection with the restructuring of the Borrower's training business, and other restructuring charges of a similar nature, the cash charges with respect to all of which may not exceed $5,000,000 in aggregate amount during the term of this Agreement and the non-cash charges with respect to all of which may not exceed $20,000,000 in aggregate amount during the term of this Agreement; PROVIDED, HOWEVER , Approved Restructuring Charges shall not include the restructuring charges of Comp USA Net.com and mail order Subsidiaries in an aggregate amount of $10,000,000.

           "BORROWING BASE" means, at the time in question, an amount equal to 75% of Eligible Accounts.

           "BORROWING BASE CERTIFICATE" means that certain certificate, signed by an Authorized Signatory, in substantially the form of Exhibit G, appropriately completed.

           "CAPITAL EXPENDITURES" means, for any period, cash expenditures made by the Borrower and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period) computed in accordance with GAAP.

           "COLLATERAL" means any collateral granted by any Person to the Administrative Lender to secure the Obligations.

           "COLLATERAL DOCUMENT" means any document under which Collateral is granted and any document related thereto.

           "COMPUSA NET.COM" means CompUSA Net.com Inc., a Delaware corporation, of which 100% of the issued and outstanding capital stock will be owned by the Borrower on March 28, 1999, and which, until otherwise designated by the Borrower as an Unrestricted Subsidiary as provided herein, shall be a Restricted Subsidiary.

           "ELIGIBLE ACCOUNTS" means at the time of any determination thereof, each Account as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Lender:

           (a) The Borrower or any Restricted Subsidiary has lawful and absolute title to such Account;

           (b) Such Account is a valid, legally enforceable obligation of the Person who is obligated under such Account (the "account debtor") for goods or services delivered or rendered to such Person;

           (c) If such Account and other Accounts are owed by a creditor of the Borrower or any Restricted Subsidiary, the amount of all such Accounts included as Eligible Accounts shall be the amount by which all such Accounts exceeds the aggregate accounts payable owed by the Borrower or such Restricted Subsidiary to such creditor;

           (d) There has been excluded from such Account any portion that is subject to any asserted dispute, offset, discount, counterclaim or other claim or defense on the part of the account debtor or to any asserted claim on the part of the account debtor denying liability under such Account;

           (e) The Borrower or any Restricted Subsidiary has full and unqualified right to assign and grant a security interest in such Account to the Administrative Lender as security for the Obligations;

           (f) Such Account is evidenced by an invoice rendered to the account debtor (and is not evidenced by chattel paper, promissory note or other instrument payable to the Borrower or any Restricted Subsidiary) and is not the result of a conditional sales contract or agreement;

           (g) Such Account has not been due and payable for more than 90 days from the invoice date; provided, that no Accounts from an account debtor shall constitute Eligible Accounts if 50% or more of the aggregate dollar amount of all Accounts owed to the Borrower or any Restricted Subsidiary by such account debtor have been due and payable for 30 days or more from their respective invoice dates;

           (h) No account debtor in respect of such Account is (i) primarily conducting business in and organized under the laws of any jurisdiction located outside the United States of America, (ii) the subject of a proceeding under any Debtor Relief Laws or (iii) a federal, state or local governmental body;

           (i) No account debtor in respect of such Account is (i) an Affiliate of the Borrower or any Restricted Subsidiary or (ii) an employee of the Borrower or any Restricted Subsidiary; and

           (j) Such Account is (i) subject to a fully perfected first priority security interest in favor of Administrative Lender pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest) and (ii) not subject to any Lien in favor of any other Person other than Permitted Liens.

           "INTEREST HEDGE AGREEMENTS" means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate current or interest rate options, puts and warrants, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

           "LENDER AFFILIATE" means any Person (a) that, directly or indirectly, Controls or is Controlled By or Under common Control with, any Lender and (b) that has entered into an Interest Hedge Agreement with the Borrower or any of its Subsidiaries.

           "NON-STOCK ACQUISITION CONSIDERATION" means any Acquisition Consideration which is not Stock Acquisition Consideration.

           "PERMITTED STOCK SALES" means the sale or sales of capital stock of CompUSA Net.com for fair market value (as determined by the Board of Directors of the Borrower) pursuant to an initial public offering or any other sale or sales to Persons who are not Affiliates, such that the public investors and/or such other investors that are not Affiliates would own in the aggregate up to 30% of the issued and outstanding capital stock of Comp USA Net.com.

           "SECURITY AGREEMENT" means that certain security agreement executed by the Borrower and each of its Restricted Subsidiaries, substantially in the form of EXHIBIT F hereto, as such agreement may be amended, modified, supplemented or restated from time to time.

           "STOCK ACQUISITION CONSIDERATION" means Acquisition Consideration consisting of capital stock or other equity securities or interests.

           "UTILIZATION PREMIUM DATE" means any date (a) on and after which the Senior Subordinated Notes have been paid in full (other than directly or indirectly with proceeds of Subordinated Debt) and (b) on which the Utilization Rate is greater than 4/10.

           "UTILIZATION RATE" means, at any date, a fraction (a) the numerator of which is the aggregate principal amount of all Advances and Reimbursement Obligations at such date and (b) the denominator of which is the amount of the Commitment at such date, determined in each case after giving effect to any transactions at such date.

     (m) SECTION 2.4(a) of the Credit Agreement is hereby amended to read as follows:

           "(a)   COMMITMENT FEE.  Subject to SECTION 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee on the daily average Unused Portion at the following per annum percentages, applicable in the following situations:

                            Applicability                            Percentage
                            -------------                            ----------
     (a)    The Leverage Ratio is greater than 3.00 to 1               0.500

     (b)    The Leverage Ratio is less than or equal to 3.00 to 1

            (i)    The Fixed Charge Coverage Ratio is less than        0.350
                   and 2.00 to 1

                                     -8-


            (ii)   The Fixed Charge Coverage Ratio is greater than     0.300
                   or equal to 2.00 to 1 but less than 2.25 to 1

            (iii)  The Fixed Charge Coverage Ratio is greater than     0.250
                   or equal to 2.25 to 1 but less than 3.00 to 1

            (iv)   The Fixed Charge Coverage Ratio is greater than     0.200
                   or equal to 3.00 to 1 but less than 3.75 to 1

            (v)    The Fixed Charge Coverage Ratio is greater than     0.175
                   or equal to 3.75 to 1 but less than 4.50 to 1

            (vi)   the Fixed Charge Coverage Ratio is greater than     0.150
                   or equal to 4.50 to 1

     Such fee shall accrue beginning on the Agreement Date and shall be
     (i) payable in arrears on each Quarterly Date and on the Maturity Date, fully earned when due and, subject to SECTION 11.9 hereof, nonrefundable when paid and (ii) subject to SECTION 11.9 hereof, computed on the basis of a 360-day year, for the actual number of days elapsed. The commitment fee shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Periods preceding the date of determination). Any such increase or reduction in such fee shall be effective on the date of receipt by the Lenders of the financial statements required pursuant to SECTION 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to SECTION 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Lenders on the date required, the fee payable in respect of the Commitment shall be determined as if the Leverage Ratio is greater than 3.00 to 1 until such time as such financial statements and Compliance Certificate are received."

     (n) SECTION 2.4 of the Credit Agreement is hereby further amended by adding a new clause (d) thereto to read as follows:

           "(d)   ADDITIONAL FEE.  Subject to SECTION 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the account of each Lender, on the first date, if any, that the Utilization Rate exceeds 4/10 during the period from and including the date on which the Senior Subordinated Notes are paid in full through and including the date 90 days after the Senior Subordinated Notes are paid in full, a fee in an amount equal to the product of (a) 0.25% multiplied by (b) each Lender's pro rata part of the Commitment."

     (o) SECTION 2.16(f)(i) of the Credit Agreement is hereby amended to read as follows:

           "(f)   COMPENSATION FOR STANDBY LETTERS OF CREDIT.

                  (i) CREDIT FEE. Subject to SECTION 11.9 hereof, the Borrower shall pay to the Administrative Lender for the account of each Lender a fee (which shall accrue beginning on the Agreement Date and shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) on the average daily amount available for drawing under all outstanding Standby Letters of Credit at the following per annum percentages, applicable in the following situations:

                            Applicability                             Percentage
                            -------------                             ----------
           (a)   The Leverage Ratio is greater than 3.50 to 1           2.250

           (b)   The Leverage Ratio is greater than 3.00 to 1 but       1.750
                 less than or equal to 3.50 to 1

           (c)   The Leverage Ratio is less than or equal to
                 3.00 to 1 and

                 (i)    The Fixed Charge Coverage Ratio is less         1.250
                        than 2.00 to 1

                 (ii)   The Fixed Charge Coverage Ratio is greater     1.000
                        than or equal to 2.00 to 1 but less than
                        2.25 to 1

                 (iii)  The Fixed Charge Coverage Ratio is greater      0.875
                        than or equal to 2.25 to 1 but less than
                        3.00 to 1

                 (iv)   The Fixed Charge Coverage Ratio is greater      0.750
                        than or equal to 3.00 to 1 but less than
                        3.75 to 1

                 (v)    The Fixed Charge Coverage Ratio is greater      0.625
                        than or equal to 3.75 to 1 but less than
                        4.50 to 1

                 (vi)   The Fixed Charge Coverage Ratio is grater       0.500
                        than or equal to 4.50 to 1

           The fee payable in respect of the Standby Letters of Credit shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Periods preceding the date of determination). Any such increase or reduction in such fee shall be effective on the date of receipt by the Lenders of the financial statements required pursuant to
           SECTION 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to SECTION 6.3 hereof. If such financial statements and Compliance Certificate are not received by the date required, the fee payable in respect of the

           Letters of Credit shall be determined as if the Leverage Ratio is greater than 3.50 to 1 until such time as such financial statements and Compliance Certificate are received. In addition, the fee payable in respect of Letters of Credit shall be increased above the per annum percentages set forth above by 0.750 on each Utilization Premium Date. Subject to SECTION 11.9 hereof, such fee shall be computed on the basis of a 360-day year for the actual number of days elapsed."

     (p)   SECTION 3.2 of the Credit Agreement is hereby amended by
(i) deleting "and" after clause (c) thereof, (ii) deleting "." at the end of clause (d) thereof and inserting "; and" in lieu thereof and (iii) adding the following new clause (e) thereto to read as follows:

           "(e)   The Administrative Lender shall have received a duly executed
     Borrowing Base Certificate evidencing that, after giving effect to the proposed Advance or Letter of Credit, the aggregate Advances and Letters of Credit do not exceed the Borrowing Base."

     (q) SECTION 5.9 of the Credit Agreement is hereby amended to read as follows:

           "Section 5.9 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances for general corporate purposes, including, without limitation,
     (i) refinancing all outstanding debt (other than in respect of the Existing Letters of Credit) under the Existing Credit Agreement, (ii) working capital advances, (iii) capital expenditures, (iv) acquisitions,
     (v) funding reimbursements of letter of credit drawings, and
     (vi) repurchasing or redeeming the Senior Subordinated Notes in part or in full after December 31, 1999."

     (r) ARTICLE 5 of the Credit Agreement is hereby amended by adding the following SECTION 5.12 thereto to read as follows:

           "Section 5.12 FURTHER ASSURANCES. At any time or from time to time upon reasonable request by the Administrative Lender, the Borrower or any of its Subsidiaries shall execute and deliver such further documents and do such other acts and things as the Administrative Lender may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. At the time of delivery of the financial statements set forth in SECTIONS 6.1 and 6.2 hereof, if the information provided therein has changed since the last delivery thereof, the Borrower agrees to update and deliver to the Administrative Agent SCHEDULE 4 hereto (with respect to the identifies, jurisdictions of organizations and ownership of the Borrower's Subsidiaries). The Borrower further agrees to update the information on the Schedules to the Security Agreements promptly upon discovery that the information provided therein is not complete and correct. The Borrower shall cause each Restricted Subsidiary (other than CompUSA Net.com) to execute and deliver a Subsidiary Guaranty and shall cause each Restricted Subsidiary (other than CompUSA Net.com) to execute and deliver a Security Agreement, together with such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall reasonably request related thereto."

     (s) ARTICLE 6 of the Credit Agreement is hereby amended by adding the following SECTION 6.7 thereto to read as follows:

           "Section 6.7 COLLATERAL. Within 15 days after the end of any calendar month in which Advances or Letters of Credit were outstanding on the last day of such month, a Borrowing Base Certificate, together with an aging of Accounts in form and substance satisfactory to the Administrative Lender.

     (t) SECTION 7.1 of the Credit Agreement is hereby amended by amending clause (e) thereto to read as follows:

           "(e)   Indebtedness of (i) a Restricted Subsidiary to the Borrower,
     (ii) a Restricted Subsidiary to a Restricted Subsidiary (other than CompUSA Net.com), (iii) the Borrower to a Restricted Subsidiary (other than CompUSA Net.com), (iv) of CompUSA Net.com to one of its subsidiaries, or
     (v) indebtedness of subsidiaries of CompUSA Net.com to CompUSA Net.com;"

     (u) SECTION 7.3 of the Credit Agreement is hereby amended by amending clause (b) thereto to read as follows:

           "(b)   Investments in, or transfer of any assets to, (i) CompUSA
     Net.com not to exceed the greater of (A) $60,000,000 in aggregate principal amount calculated on a net basis (excluding the contribution of assets of PCs Compleat, Inc. to CompUSA Net.com to be made on March 28, 1999), or
     (B) 15% of Net Worth at any time, and provided that if there are any amounts outstanding under the intercompany loan made by the Borrower to CompUSA Net.com (the "INTERCOMPANY LOAN") and CompUSA Net.com receives cash from the issuance of equity or from a contribution from a Person which is not an Affiliate, CompUSA Net.com must repay the Intercompany Loan in full to the Borrower if (a) there are Advances outstanding or (b) if there are no Advances outstanding and the Borrower has less than $12,000,000 in Cash and Cash Equivalents, (ii) one or more Subsidiaries that (A)(1) are or immediately become subject to the provisions hereof, and (2) are or immediately become party to the Subsidiary Guaranty and the Security Agreement, (iii) have been formed for the sole purpose of engaging in a securitization permitted by SECTION 7.4(a)(iii) hereof, or
     (iv) Unrestricted Subsidiaries; PROVIDED, HOWEVER, the aggregate amount of Investments in Unrestricted Subsidiaries pursuant to this clause (iv) (calculated on a net basis by taking into account any proceeds received by the Borrower or any Restricted Subsidiary on a liquidation or repayment of any such Investments) shall not exceed, together with other Investments pursuant to SECTION 7.3(f) hereof and net Investments in CompUSA Net.com pursuant to clause (i) above, 15% of Net Worth at any time;"

     (v) SECTION 7.3 of the Credit Agreement is hereby further amended by amending clause (f) thereto to read as follows:

           "(f)   Other Investments (calculated on a net basis by taking into account any proceeds received by the Borrower or any Restricted Subsidiary on a liquidation or replacement of any such Investment) not to exceed, together with Investments in Unrestricted Subsidiaries pursuant to
     SECTION 7.3(b)(iv) hereof and net Investments in CompUSA Net.com pursuant to SECTION 7.3(b)(i) hereof, 15% of Net Worth at any time; and"

     (w)   SECTION 7.4(a) of the Credit Agreement is hereby amended by
(a) deleting "and" after clause (v) thereof and (b) adding an new clause (vi) thereto to read as follows:

           "(vi)  Permitted Stock Sales;"

     (x) SECTION 7.4(a) of the Credit Agreement is hereby further amended by redesignating clause "(vi)" thereof as clause "(vii)" and amending such clause to read as follows:

           "(vii) any other sale, lease, abandonment, transfer or disposition in any Fiscal Year of assets (other than Collateral) for full and fair consideration and which assets do not in aggregate amount exceed 5% of Net Worth as of the end of the immediately preceding Fiscal Year;"

     (y) SECTION 7.4(b) of the Credit Agreement is hereby amended to read as follows:

           "(b)   enter into any merger or consolidation (i) unless with
     respect to a merger or consolidation, the Borrower shall be the surviving corporation, unless the merger or consolidation involves a Restricted Subsidiary (other than CompUSA Net.com) and the Borrower is not merging or consolidating with another Person, and either (A) such Restricted Subsidiary shall be the surviving corporation, (B) the survivor of the merger becomes a Restricted Subsidiary that becomes a party to the Subsidiary Guaranty and the Security Agreement, (C) the entity formed in the consolidation becomes a Restricted Subsidiary that becomes a party to the Subsidiary Guaranty and the Security Agreement, or (i) the survivor is, or is properly designated as, an Unrestricted Subsidiary, (ii) if such transaction is being utilized to circumvent compliance with any term or provision herein and (iii) unless no Default or Event of Default shall then be in existence or occur as a result of such transaction; or"

     (z) SECTION 7.6 of the Credit Agreement is hereby amended to read as follows:

           "Section 7.6 RESTRICTED PAYMENTS. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments; provided, however, (a) any Restricted Subsidiary may declare and pay Dividends to the Borrower or another Restricted Subsidiary (other than CompUSA Net.com), (b) the

     Borrower may make loans to directors, officers and employees of Borrower and its Subsidiaries during any Fiscal Year (calculated net of loan repayments), together with the Guaranty of Indebtedness of directors, officers and employees permitted pursuant to SECTION 7.5 hereof during such Fiscal Year, in an aggregate amount not to exceed $1,000,000, (c) the Borrower may defease, redeem, repurchase or prepay the Senior Subordinated Notes in part or in full (but not with proceeds of Advances prior to January 1, 2000), and (d) provided that the Leverage Ratio was less than 4.00 to 1 and the Fixed Charge Coverage Ratio was greater than
     1.50 to 1 for the two consecutive Fiscal Quarters immediately preceding any proposed Dividend or Treasury Stock Purchase, the Borrower may pay Dividends and make Treasury Stock Purchases (net of cash proceeds received by the Borrower upon the reissuance of any treasury stock) of its shares of capital stock in an aggregate amount (excluding the amount of any Treasury Stock Purchases during the Special Repurchase Period) not to exceed the sum of (i) $50,000,000, plus (ii) 50% of cumulative Net Income for the period from, but not including, September 27, 1997 through the date of the proposed payment or purchase (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number); provided, however, the Borrower shall not pay or make any such Restricted Payments set forth in clause (b), (c) or (d) above unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment."

     (aa) SECTION 7.9 of the Credit Agreement is hereby amended to read as follows:

           "Section 7.9 LEVERAGE RATIO. At the end of each Fiscal Quarter indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such Fiscal Quarter.


                      Fiscal Quarter                           Ratio
                      --------------                           -----
      Third Fiscal Quarter of Fiscal Year 1999               4.85 to 1

      Fourth Fiscal Quarter of Fiscal Year 1999              4.55 to 1

      First Fiscal Quarter of Fiscal Year 2000               5.25 to 1

      Second Fiscal Quarter of Fiscal Year 2000              5.75 to 1

      Third Fiscal Quarter of Fiscal Year 2000               5.25 to 1

      Fourth Fiscal Quarter of Fiscal Year 2000              5.00 to 1

      First Fiscal Quarter of Fiscal Year 2001               4.40 to 1

      Second Fiscal Quarter of Fiscal Year 2001              4.10 to 1

      Third Fiscal quarter of Fiscal Year 2001               4.00 to 1"

     (ab) SECTION 7.10 of the Credit Agreement is hereby amended to read as follows:

           "Section 7.10 FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit the Fixed Charged Coverage Ratio to be less than the ratio set forth below opposite such Fiscal Quarter:

                         Fiscal Quarter                            Ratio
                         --------------                            -----
     Third Fiscal Quarter of Fiscal Year 1999                    1.10 to 1

     Fourth Fiscal Quarter of Fiscal Year 1999                   1.10 to 1

     First Fiscal Quarter of Fiscal Year 2000                    1.20 to 1

     Second Fiscal Quarter of Fiscal Year 2000                   1.00 to 1

     Third Fiscal Quarter of Fiscal Year 2000                    1.20 to 1

     Fourth Fiscal Quarter of Fiscal Year 2000                   1.25 to 1

     Each Fiscal Quarter thereafter                              1.50 to 1"

     (ac) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

           "Section 7.11 NET WORTH.  The Borrower shall not permit the Net
     Worth to be less than an amount equal to the sum of (i) $390,000,000, plus
     (ii) 50% of cumulative Net Income for the period from, but not including, March 27, 1999 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number), plus (iii) an amount equal to 75% of the net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor if paid in equity securities of the Borrower or any of its Subsidiaries, plus (iv) 75% of the Net Cash Proceeds (but without duplication to the extent that such Net Cash Proceeds are included in determining Net Income and accounted for in clause (ii) above) of any offerings of capital stock or other equity interests of the Borrower or any of its Subsidiaries or pursuant to the conversion or exchange of any convertible Subordinated Debt or redeemable preferred stock into capital stock or other equity interests of the Borrower or any of its Subsidiaries since March 27, 1999."

     (ad) SECTION 7.15 of the Credit Agreement is hereby amended to read as follows:

           "Section 7.15 ACQUISITIONS. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Acquisition; provided, however, if immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default, the Borrower or any Restricted Subsidiary may make an Acquisition so long as (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii) the Administrative Lender shall have received written notice of such Acquisition at least 15 calendar days prior to the date of consummation of such Acquisition, together with a Compliance Certificate setting forth the covenant calculations after giving effect to the proposed Acquisition, (iii) the assets, property or business acquired shall be within the description contained in SECTION 4.1(d) hereof, (iv) if the Acquisition results in a new Restricted Subsidiary,
     (A) such Subsidiary shall execute a Subsidiary Guaranty and a Security Agreement and (B) the Administrative Lender receives within five (5) calendar days after the consummation of such Acquisition such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall reasonably request in connection with such Acquisition, and (v)(A) the Acquisition Consideration for such Acquisition consists entirely of Stock Acquisition Consideration or (B) if the Acquisition Consideration for such Acquisition includes Non-Stock Acquisition Consideration, the Leverage Ratio was less than 4.00 to 1 and the Fixed Charge Coverage Ratio was greater than 1.50 to 1 for the two consecutive Fiscal Quarters immediately preceding such proposed Acquisition."

     (ae)  ARTICLE 7 of the Credit Agreement is hereby amended by adding a new
SECTION 7.17 thereto to read as follows:

           "Section 7.17 CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly incur Capital Expenditures in an aggregate amount in excess of (a) $131,000,000 during Fiscal Year 1999, (b) $95,000,000 during Fiscal Year 2000, and
     (c) $42,000,000 during Fiscal Year 2001; PROVIDED, HOWEVER, that the Borrower and the Restricted Subsidiaries may carry forward the amount of any Capital Expenditures permitted to be made in any Fiscal Year but not made in such Fiscal Year to the following Fiscal Year, and, if such carry-forward is made, Capital Expenditures made in such following Fiscal Year shall be applied first against amounts for such following Fiscal Year and then against amounts so carried forward from the previous Fiscal Year, except that no amount of Capital Expenditures permitted to be carried forward pursuant to this PROVISO may be carried forward more than one Fiscal Year."

     (af) ARTICLE 7 of the Credit Agreement is hereby further amended by adding a new SECTION 7.18 thereto to read as follows:

           "Section 7.18 BORROWING BASE. The Borrower shall not permit the sum of the aggregate outstanding Advances and Reimbursement Obligations to exceed the Borrowing Base at any time."

     (ag)  SECTION 8.1 of the Credit Agreement is hereby amended by
(i) deleting "or" after clause (m) thereof, (ii) deleting "." after the end of clause (n) thereof and adding "; or" in lieu thereof and (iii) adding the following new clause (o) thereto to read as follows:

           "(o)   Any Collateral Document shall for any reason cease to create a valid and perfected first priority Lien in any Collateral subject thereto, other than as expressly provided or permitted in such Collateral Document or in this Agreement."

     (ah)  SECTION 11.11 of the Credit Agreement is hereby amended by
(i) deleting ";" at the end of subclause (vii) of clause (a) thereof and inserting "," in lieu thereof and (ii) adding a new subclause (viii) to clause (a) thereof to read as follows:

           "(viii) amend the definition of Borrowing Base or Eligible Receivables or amend SECTION 7.18;"

     (ai) EXHIBIT C to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of EXHIBIT C to this Third Amendment.

     (aj) EXHIBIT F to the Credit Agreement, the Security Agreement, is hereby added to the Credit Agreement, to be in the form of EXHIBIT F to this Third Amendment.

     (ak) EXHIBIT G to the Credit Agreement, the Borrowing Base Certificate, is hereby amended to be in the form of EXHIBIT G to this Third Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this Third Amendment, the Collateral Documents, the $49,066,666.68 Promissory Note payable to the order of NationsBank, N.A., the $23,000,000 Promissory Note payable to the order of Wells Fargo Bank (Texas), N.A., the $22,233,333.33 Promissory Note payable to the order of Hibernia National Bank, the $22,233,333.33 Promissory Note payable to the order of Credit Lyonnais New York Branch, the $22,233,333.33 Promissory Note payable to the order of Credit Suisse First Boston, the $22,233,333.33 Promissory Note payable to the order of Fleet National Bank, the $11,500,000 Promissory Note payable to the order of First Union National Bank, the $11,500,000 Promissory Note payable to the order of Fifth Third Bank, the $11,500,000 Promissory Note payable to the order of The Bank of Nova Scotia, the $11,500,000 Promissory Note payable to the order of Chase Bank of Texas, National Association, the $11,500,000 Promissory Note payable to the order of The Bank of New York, and the $11,500,000 Promissory Note payable to the order of Bank One, Texas,

N.A. (collectively, the "Replacement Notes", a draft form of which is attached to this Third Amendment as EXHIBIT A), each Subsidiary executing a Collateral Document has full power and authority to execute and deliver such Collateral Document, and the Credit Agreement, as amended hereby, the Third Amendment, the Replacement Notes and the Collateral Documents, constitute the legal, valid and binding obligations of the Borrower and each Subsidiary, as applicable, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Third Amendment, the Replacement Notes, the Collateral Documents or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by the Borrower or any of its Subsidiaries of this Third Amendment, the Replacement Notes or the Collateral Documents, as applicable, or the acknowledgment of this Third Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of March 27, 1999 (provided that the reduction of the Commitment set forth in Section 1(b) of this Third Amendment shall be effective as of May 5, 1999), subject to the following:

     (a) the Administrative Lender shall have received counterparts of this Third Amendment executed by the Determining Lenders;

     (b) the Administrative Lender shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the Administrative Lender shall have received from the Borrower, for the account of each Lender delivering an executed signature page to this Third Amendment to the Administrative Lender by 5:00 p.m., Dallas time, May 4, 1999, an amount equal to the product of (A) 0.25% multiplied by (B) each Lender's pro rata part of the Commitment;

     (d) the Administrative Lender shall have received for each Lender such Lender's duly executed Replacement Note;

     (e) the Administrative Lender shall have received the duly executed Security Agreement, together with related UCC financing statements, stock certificates and stock powers;

     (f) the Administrative Lender shall have received copies of UCC searches satisfactory to it;

     (g) the Administrative Lender shall have received a certified resolution of the Board of Directors of the Borrower and each Subsidiary executing a Collateral Document authorizing the execution, delivery and performance of this Third Amendment, the Collateral Documents and the Replacement Notes, as applicable;

     (h) the Administrative Lender shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Lender, with respect to the matters set forth in Section 2(c),
(d) and (e) of this Third Amendment; and

     (i) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     4. GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     5.    REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

     (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of each Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for each Lender with respect thereto and with respect to advising each Lender as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

     7. NO OBLIGATIONS OF COMPUSA NET.COM. To the extent that CompUSA Net.com assumed obligations of PCs Compleat, Inc. ("COMPLEAT"), Comp USA Net.com shall not be deemed to have assumed the obligations of Compleat under the Subsidiary Guaranty. Compleat is to be merged into the Borrower as of March 29, 1999.

     8. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     10. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first above written.

                                   COMPUSA INC.



                                   By:  s/James E. Skinner
                                        --------------------------------------
                                        James E. Skinner
                                        Executive Vice President

                                   NATIONSBANK, N.A., as Administrative Lender and as a Lender



                                   By:  s/Kimberley A. Knop
                                        --------------------------------------
                                        Kimberley A. Knop
                                        Vice President

                                   WELLS FARGO BANK (TEXAS), N.A., as a Co-Agent and as a Lender



                                   By:
                                        --------------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------

                                   HIBERNIA NATIONAL BANK, as a Co-Agent and as a Lender



                                   By:  s/Angela Bentley
                                        --------------------------------------
                                        Angela Bentley
                                        Portfolio Manager

                                   CREDIT LYONNAIS NEW YORK BRANCH, as a
                                   Co-Agent and as a Lender



                                   By:  s/Robert Ivosevich
                                        --------------------------------------
                                        Robert Ivosevich
                                        Senior Vice President

                                   CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender



                                   By:  s/Thomas G. Muoio
                                        --------------------------------------
                                        Thomas G. Muoio
                                        Vice President



                                   By:  s/Robert N. Finney
                                        --------------------------------------
                                        Robert N. Finney
                                        Managing Director

                                   FLEET NATIONAL BANK, as a Co-Agent and as a Lender



                                   By:
                                        --------------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------

                                   FIRST UNION NATIONAL BANK



                                   By:  s/Randal D. Southern
                                        --------------------------------------
                                        Randal D. Southern
                                        Vice President

                                   FIFTH THIRD BANK



                                   By:  s/Anne Koch
                                        --------------------------------------
                                        Anne Koch
                                        National Accounts Officer

                                   THE BANK OF NOVA SCOTIA



                                   By:  s/F.C.H. Ashby
                                        --------------------------------------
                                        F.C.H. Ashby
                                        Senior Manager
                                        Loan Operations

                                   CHASE BANK OF TEXAS NATIONAL ASSOCIATION



                                   By:  s/Todd R. Nordeen
                                        --------------------------------------
                                        Todd R. Nordeen
                                        Vice President

                                   THE BANK OF NEW YORK



                                   By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                   BANK ONE, TEXAS, N.A.



                                   By:  s/Catherine A. Muszynski
                                        --------------------------------------
                                        Catherine A. Muszynski
                                        Officer

ACKNOWLEDGED AND AGREED:

COMPUSA HOLDINGS II INC.



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President


COMPUSA HOLDINGS I INC.



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President


COMPTEAM INC.



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President


COMPUSA MANAGEMENT COMPANY



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President

COMPUSA STORES L.P.

By:  COMPUSA INC., its general partner



     By:   s/James E. Skinner
           ------------------------------------
           James E. Skinner
           Executive Vice President


COMPUSA HOLDINGS COMPANY



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President


COMPUTER CITY, INC.



By:  s/James E. Skinner
     ----------------------------------
     James E. Skinner
     Executive Vice President

                                      EXHIBIT A

                                   PROMISSORY NOTE


Dallas, Texas                       $_____________                 May ___, 1999


     CompUSA Inc., a Delaware corporation (the "Borrower"), for value received, promises to pay to the order of ___________________________________
("Lender"), at the principal office of NationsBank, N.A., in lawful money of the United States of America, the principal sum of _________________________ __________ DOLLARS ($___________ ), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Advances under this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is issued pursuant to and evidences Advances under a Second Amended and Restated Credit Agreement, dated as of March 12, 1998, among the Borrower, NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender, certain Co-Agents and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due. This Note is a replacement and modification (but not a novation of the debt evidenced thereby) of that certain Promissory Note, dated as of ____________, 199___, payable by the Borrower to the order of the Lender in the principal amount of $___________.

     The Borrower and all endorsers, sureties and guarantors of this Note (without waiving any notice that any Lender is specifically required to give pursuant to SECTION 8.1 of the Credit Agreement) hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, notice of acceleration of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT

BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   CompUSA Inc.



                                   By:
                                      ----------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                      EXHIBIT C

                                COMPLIANCE CERTIFICATE

To:       NationsBank, N.A.

From:     CompUSA Inc.

Date:     _________________, ______

Re: Second Amended and Restated Credit Agreement, dated as of March 12, 1998 ("Credit Agreement"), among CompUSA Inc. ("Borrower"), certain Lenders, certain Co-Agents and NationsBank, N.A. as administrative lender


     This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement, and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

     1. FIXED CHARGE COVERAGE RATIO (calculated for the 12 Fiscal Periods preceding the date of determination)

a.   EBITDAR

     (1)  Pretax Net Income (excluding therefrom, to the extent     $_____
          included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business)

     (2)  Interest expense (including but not limited to interest   $_____
          expense pursuant to Capital Lease Obligations)

     (3)  Depreciation                                              $_____

     (4)  Amortization                                              $_____

     (5)  Lease expense pursuant to Operating Leases                $_____

     (6)  Approved Restructuring Charges                            $_____

     (7)  EBITDAR  [(1) + (2) + (3) + (4) + (5) + (6)]                    $_____

b. Fixed Charges, calculated for the Borrower and its Subsidiaries on a consolidated basis

     (1)  Interest expense (including but not limited to     $_____
          interest expense pursuant to Capitalized Lease
          Obligations)

     (2)  Lease expense under Operating Leases               $_____

     (3)  GAAP interest expense related to Securitizations   $_____

     (4)  Dividends and Treasury Stock Purchases             $_____

     (5)  Fixed Charges  [(1) + (2) + (3) + (4)]                      $_____

c.   Fixed Charge Coverage Ratio  [a to b]                            ___ to 1

     2. COVENANT CALCULATIONS. [To be completed quarterly] Demonstration of compliance with certain covenants contained in Article 7 of the Credit Agreement

a.   SECTION 7.1(i)  Indebtedness under the Senior
     Subordinated Notes and other Subordinated Debt

     (1)  Maximum in aggregate principal amount outstanding
          at any time                                             $260,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

b. SECTION 7.1(j) Other Indebtedness [not otherwise permitted pursuant to Section 7.1(a) through (i)]

     (1)  Maximum in aggregate principal amount outstanding
          at any time                                             $300,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

c.   SECTION 7.1(j)(A)  Senior Debt

     (1)  Maximum in aggregate principal amount                   $100,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

d. SECTION 7.1(j)(B) Senior Debt with an original maturity date earlier than 180 days after the Maturity Date

     (1)  Maximum in aggregate principal amount                   $ 50,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

e.   SECTION 7.3(b)(i) Investments in CompUSA Net.com,
     SECTION 7.3(b)(iv)  Investments in Unrestricted
     Subsidiaries and
     SECTION 7.3(f)  Other Investments

     (1)  Net Worth                                       $___________

     (2)  Maximum in aggregate amount at any time (15%
          of Net Worth)                                             $___________

     (3)  Net Investments in CompUSA Net.com              $___________

     (4)  Actual Investments in Unrestricted Subsidiaries $___________

     (5)  Actual other Investments under Section 7.3(f)   $___________

     (6)  Total [(3) + (4) + (5)]                                   $___________

     (7)  Difference  [(2) - (6)]                                   $___________

f. SECTION 7.4(a)(iii) Sales or pledges of Accounts or interests in Accounts pursuant to Securitizations

     (1)  Maximum in aggregate amount outstanding at any
          time                                                    $200,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

g. SECTION 7.4(a)(vi) Any other sale, lease, abandonment, transfer or disposition in any Fiscal
     Year of assets (other than Collateral) for full and fair consideration

     (1)  Maximum in aggregate amount: 5% of Net Worth as of
          the immediately preceding Fiscal Year                   $___________

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

h. SECTION 7.5(d) Guaranty of Indebtedness of directors, officers and employees of Borrower and its Subsidiaries

     (1)  Maximum during any Fiscal Year in aggregate amount,
          when combined with the loans to officers and employees
          permitted pursuant to Section 7.6 of the Credit
          Agreement (calculated net of loan repayment)            $1,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

i. SECTION 7.6(b) Loans to directors, officers and employees of Borrower and its Subsidiaries (calculated net of loan repayments)

     (1)  Maximum during any Fiscal Year in aggregate amount,
          when combined with Guaranty of Indebtedness of
          directors, officers and employees permitted pursuant
          to Section 7.5 of the Credit Agreement                  $1,000,000

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

j.   SECTION 7.6(d)  Dividends paid and Treasury Stock Purchases
     (net of cash proceeds received by the Borrower upon the reissuance of any treasury stock) other than during Special Repurchase Period

     (1)  Maximum in aggregate amount

          (a)  50% of cumulative Net Income for the period        $___________
               from, but not including, September 27, 1997 through the date of the proposed payment or purchase (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter or portion of a Fiscal Quarter not then ended for which Net
               Income was a negative number)

          (b)  Maximum  [(a) + $50,000,000]                       $___________

     (2)  Actual (net of Reissuances)                             $___________

     (3)  Difference  [(1) - (2)]                                 $___________

k.   SECTION 7.9  Leverage Ratio (for the preceding 12
     Fiscal Periods)

     (1)  Maximum

          (a)  For the third Fiscal Quarter of Fiscal Year 1999   4.85 to 1

          (b)  For the fourth Fiscal Quarter of Fiscal Year 1999  4.55 to 1

          (c)  For the first Fiscal Quarter of Fiscal Year 2000   5.25 to 1

          (d)  For the second Fiscal Quarter of Fiscal Year 2000  5.75 to 1

          (e)  For the third Fiscal Quarter of Fiscal Year 2000   5.25 to 1

          (f)  For the fourth Fiscal Quarter of Fiscal Year 2000  5.00 to 1

          (g)  For the first Fiscal Quarter of Fiscal Year 2001   4.40 to 1

          (h)  For the second Fiscal Quarter of Fiscal Year 2001  4.10 to 1

          (i)  For the third fiscal Quarter of Fiscal Year 2001   4.00 to 1

     (2)  Actual

          (a)  Total Funded Debt as of the date of
               determination, calculated for the Borrower and its Subsidiaries on a consolidated basis

               i)   Debt for Borrowed Money                  $____

               ii)  Capitalized Lease Obligations            $____

               iii) Total Funded Debt  [i) + ii)]                 $___________

          (b)  Lease expense pursuant to Operating Leases
               for the immediately preceding twelve Fiscal
               Periods (multiplied by 6)                          $___________

          (c)  EBITDAR  (see 1.a.(6) above)                       $___________

          (d)  Leverage Ratio [(a) + (b)] to (c)                  _______ to 1

l. SECTION 7.10 Fixed Charge Coverage Ratio (calculated for the 12 Fiscal Periods preceding the date of determination)

     (1)  Minimum

          (a)  For the third Fiscal Quarter of Fiscal Year 1999   1.10 to 1

          (b)  For the fourth Fiscal Quarter of Fiscal Year 1999  1.10 to 1

          (c)  For the first Fiscal Quarter of Fiscal Year 2000   1.20 to 1

          (d)  For the second Fiscal Quarter of Fiscal Year 2000  1.00 to 1

          (e)  For the third Fiscal Quarter of Fiscal Year 2000   1.20 to 1

          (f)  For the fourth Fiscal Quarter of Fiscal Year 2000  1.25 to 1

          (g)  Each Fiscal Quarter thereafter                     1.50 to 1

     (2)  Actual  (see 1.c. above)                                _______ to 1

m.   SECTION 7.11  Net Worth

     (1)  Minimum

          (a)  50% of cumulative Net Income from, but not    $____
               including March 27, 1999 through the date of calculation (excluding the effect, if any, of any fiscal quarter or portion of fiscal quarter not then ended for which Net Income was a negative number)

          (b)  75% of net worth of Person that becomes a     $____
               Subsidiary of the Borrower or is merged
               into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor is paid in equity securities (including the reissuance of treasury stock during the Special
               Repurchase Period)

          (c)  75% of Net Cash Proceeds (but without         $____
               duplication to the extent that such Net
               Cash Proceeds are included within Net Income and accounted for in (a) above) of any offerings of capital stock or other equity interests of the Borrower or any of its Subsidiaries (including the reissuance of treasury stock during the Special Repurchase Period) or pursuant to the conversion or exchange of any convertible Subordinated Debt or redeemable preferred stock into capital stock or other equity interests of the Borrower or any of its Subsidiaries since March 27, 1999

          (d)  Minimum Tangible Net Worth [(a) + (b) + (c) +      $___________
               $390,000,000]

     (2)  Actual

          (a)  Capital stock taken at stated or par value    $____

          (b)  Paid in capital                               $____

          (c)  Retained earnings                             $____

          (d)  Approved Restructuring Charges                $____

          (e)  Treasury stock (net of Reissuances)           $____

          (f)  Net Worth  [(a) + (b) + (c) + (d) - (e)       $____

     (3)  Difference  [(2) - (1)]                                 $___________

n.   SECTION 7.16  Unrestricted Subsidiaries

     (1)  Maximum aggregate amount of EBITDAR of all
          Unrestricted Subsidiaries during any period of
          twelve consecutive Fiscal Periods: 10% of
          EBITDAR of Borrower and all of its Subsidiaries
          during any such period                                  $___________

     (2)  Actual                                                  $___________

     (3)  Difference  [(1) - (2)]                                 $___________

     (4)  Maximum aggregate amount of assets of all
          Unrestricted Subsidiaries as of the end of any
          Fiscal Quarter: 10% of assets of Borrower and
          all of its Subsidiaries                                 $___________

     (5)  Actual                                                  $___________

     (6)  Difference  [(1) - (2)]                                 $___________

o.   SECTION 7.17  Capital Expenditures

     (1)  (a)  Maximum for Fiscal Year 1999                       $131,000,000

          (b)  Actual for Fiscal Year 1999                        $___________

     (2)  (a)  Maximum for Fiscal Year 2000                       $95,000,000
                                                                  (plus any
                                                                  carry-over
                                                                  from Fiscal
                                                                  Year 1999)

          (b)  Actual for Fiscal Year 2000                        $___________

     (3)  (a)  Maximum for Fiscal Year 2001                       $42,000,000
                                                                  (plus any
                                                                  carry-over
                                                                  from Fiscal
                                                                  Year 2000)

          (b)  Actual for Fiscal Year 2001                        $___________

     3.   Approved Restructuring Charges

     (1)  (a)  Maximum cash charges                               $5,000,000

          (b)  Actual cash charges through calculation date       $___________

     (2)  (a)  Maximum non-cash charges                           $20,000,000

          (b)  Actual non-cash charges through calculation date   $___________

     4. COMPLIANCE CERTIFICATE. [To be completed quarterly] The undersigned hereby certifies to you as follows:

     (a) I am the duly elected, qualified and acting _______________________ of Borrower.

     (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of Borrower during the period from ____________, 19___ to ____________, 19___ (the "Reporting
          Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, Borrower has kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such Loan Documents.

     (c) The representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing or is imminent.

     This Compliance Certificate is executed and delivered on the _____ day of _____________, 19___.

                                   ____________________________
                                   Name:_______________________
                                   Title:______________________

                                      EXHIBIT F

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------








                                  SECURITY AGREEMENT

                                        Among

                              The Grantors Named Herein
                                     as Grantors

                                         and
                                  NATIONSBANK, N.A.,
                               as Administrative Lender

                         Dated Effective as of March 27, 1999








-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                      ARTICLE 1

                                       GRANT

     Section 1.1    ASSIGNMENT AND GRANT OF SECURITY . . . . . . . . . . . . . 2
     Section 1.2    DESCRIPTION OF OBLIGATIONS . . . . . . . . . . . . . . . . 3
     Section 1.3    GRANTOR REMAINS LIABLE . . . . . . . . . . . . . . . . . . 4
     Section 1.4    DELIVERY OF INSTRUMENTS AND SECURITIES COLLATERAL. . . . . 4

                                      ARTICLE 2

                           REPRESENTATIONS AND WARRANTIES

     Section 2.1    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . 4

                                      ARTICLE 3

                                      COVENANTS

     Section 3.1    FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . 6
     Section 3.2    PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES,
     CHATTEL PAPER AND INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . 7
     Section 3.3    TRANSFERS AND OTHER LIENS. . . . . . . . . . . . . . . . . 8
     Section 3.4    RIGHTS TO DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . 8
     Section 3.5    RIGHT OF THE ADMINISTRATIVE LENDER TO NOTIFY ISSUERS . . . 9
     Section 3.6    THE ADMINISTRATIVE LENDER APPOINTED ATTORNEY-IN-FACT . . . 9

                                      ARTICLE 4

                   RIGHTS AND POWERS OF THE ADMINISTRATIVE LENDER

     Section 4.1    THE ADMINISTRATIVE LENDER MAY PERFORM. . . . . . . . . . .10
     Section 4.2    THE ADMINISTRATIVE LENDER'S DUTIES . . . . . . . . . . . .10
     Section 4.3    REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . .10
     Section 4.4    INDEMNITY AND EXPENSES . . . . . . . . . . . . . . . . . .13



                                      ARTICLE 5

                                    MISCELLANEOUS

     Section 5.1    CUMULATIVE RIGHTS. . . . . . . . . . . . . . . . . . . . .13
     Section 5.2    MODIFICATIONS; AMENDMENTS; ETC.. . . . . . . . . . . . . .13
     Section 5.3    CONTINUING SECURITY INTEREST . . . . . . . . . . . . . . .13
     Section 5.4    GOVERNING LAW; TERMS . . . . . . . . . . . . . . . . . . .14
     Section 5.5    WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . .14
     Section 5.6    THE ADMINISTRATIVE LENDER'S RIGHT TO USE AGENTS. . . . . .14
     Section 5.7    WAIVERS OF RIGHTS INHIBITING ENFORCEMENT . . . . . . . . .14
     Section 5.8    NOTICES AND DELIVERIES . . . . . . . . . . . . . . . . . .14
     Section 5.9    SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . .14
     Section 5.10   LOAN DOCUMENT. . . . . . . . . . . . . . . . . . . . . . .14
     Section 5.11   CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. . . . . . .15
     Section 5.12   SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . .15
     Section 5.13   OBLIGATIONS NOT AFFECTED . . . . . . . . . . . . . . . . .15
     Section 5.14   COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . .15
     Section 5.15   ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . .16
     Section 5.16   CONFLICTS. . . . . . . . . . . . . . . . . . . . . . . . .16

                                      SCHEDULES:


Schedule 1 Chief Place of Business, Chief Executive Office and Location of Books and Records
Schedule 2     Trade Names
Schedule 3     Restricted Accounts
Schedule 4     Securities Collateral




                                      EXHIBITS:

Exhibit A      Instructions for Registration of Pledge of Uncertificated
               Securities Collateral
Exhibit B      Initial Transaction Statement
Exhibit C      Securities Collateral Stop Transfer Letter

                                  SECURITY AGREEMENT


     SECURITY AGREEMENT (this "AGREEMENT"), dated effective as of March 27, 1999, made among each of the signatories party hereto (collectively, the "GRANTORS" and each a "GRANTOR"), and NationsBank, N.A., a national banking association, in its capacity as Administrative Lender (the "ADMINISTRATIVE LENDER") for itself and each lender a party to the Credit Agreement defined below (the "LENDERS") and each Lender Affiliate (as defined in the Credit Agreement) (each singularly, a "SECURED PARTY", and collectively, the "SECURED PARTIES").

                                      BACKGROUND

     (1) CompUSA Inc., a Delaware corporation (the "BORROWER"), the Administrative Lender, the Co-Agents (as defined in the Credit Agreement), and the Lenders entered into that certain Second Amended and Restated Credit Agreement, dated as of March 12, 1998, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of June 16, 1998, and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 31, 1998 (said Second Amended and Restated Credit Agreement, as amended, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     (2) The Borrower, the Administrative Lender, the Co-Agents and the Lenders are entering into that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of even date herewith (the "THIRD AMENDMENT").

     (3) It is the intention of the parties hereto that this Agreement create a first priority security interest in certain property of the Grantors securing the payment of the obligations set forth in SECTION 1.2 hereof, subject only to Permitted Liens.

     (4) It is a condition precedent to the obligation of the Secured Parties to enter into the Third Amendment and to, among other things, continue to make the Advances, and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement that the Grantors shall have executed and delivered to the Administrative Lender this Agreement.


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Secured Parties to enter into the Third Amendment and to, among other things, continue to make the Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement, the Grantors hereby agree with the Administrative Lender for its benefit and the ratable benefit of the other Secured Parties, as hereinafter set forth.


                                      ARTICLE 1

                                        GRANT

     Section 1.1 ASSIGNMENT AND GRANT OF SECURITY. Each Grantor hereby assigns, pledges, hypothecates and transfers to the Administrative Lender, for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Administrative Lender, for its benefit and the ratable benefit of the other Secured Parties, a security interest in, the entire right, title and interest of such Grantor, in and to the following assets of such Grantor, whether now owned or hereafter acquired ("COLLATERAL"):

     (a) all accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, and other obligations of any kind owing to such Grantor, now or hereafter existing, in each case arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations being the "RECEIVABLES");

     (b) all right, title and interest of such Grantor in, to and under each contract and other agreement relating to the lease, sale or other disposition of Collateral;

     (c) all right, title and interest of such Grantor in and to any equity interests of each Subsidiary of the such Grantor, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interests in any Person that is a partnership, and each class of membership interests in any Person that is a limited liability company, together with all dividends, increases, case, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof and any rights to acquire or convertible into any such equity interests, whether by purchase, exercise of any type of options, warrants, conversion of debt or otherwise; provided, however, notwithstanding anything herein to the contrary, the amount of equity interests of any direct Foreign Subsidiary pledged by such Grantor hereunder shall be limited to 65% of the issued and outstanding equity interests of such direct Foreign Subsidiary ("SECURITIES COLLATERAL");

     (d) all insurance policies and bonds and claims and payments under any Collateral; and

     (e) all accessions to, substitutions for and replacements, proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this SECTION 1.1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Section 1.2 DESCRIPTION OF OBLIGATIONS. This Agreement creates an enforceable security interest in the Collateral, subject only to Permitted Liens, to secure the payment and performance of any and all obligations now or hereafter existing of the Grantors under the Credit Agreement and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, reimbursement obligations, indemnification or otherwise (all such obligations of the Grantors being the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantors to the Administrative Lender or any other Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving any Grantor (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of any Grantor under any Debtor Relief
Law). With respect to each Grantor other than the Borrower, notwithstanding anything herein to the contrary, in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally if the Liens granted by any such Grantor herein shall be held void, invalid or unenforceable, or subordinated to the liens or claims of any other creditors, on account of the amount of the Obligations secured by such Liens, then, the amount of the Obligations secured by such Liens shall, without any action by such Grantor, the Administrative Lender, any other Secured Party or any other Persons, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 1.3 GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Lender nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Lender or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 1.4 DELIVERY OF INSTRUMENTS AND SECURITIES COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Administrative Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Lender. The Administrative Lender shall have the right, as provided in SECTION 3.4, and during the continuance, of an Event of Default, but without any requirement for prior written notice to any Grantor, to transfer to or to register in the name of the Administrative Lender or any of its nominees any or all of the Securities Collateral. Except as provided in
SECTION 3.6(C), the Grantors maintain the voting rights in the Securities Collateral.

                                      ARTICLE 2
                            REPRESENTATIONS AND WARRANTIES

     Section 2.1 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Administrative Lender and each other Secured Party, with respect to itself and the Collateral, as follows:

     (a) The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps all of its records concerning the Receivables, are located at the place specified on SCHEDULE 1 hereto. Collateral consisting of instruments and chattel paper shall be delivered and pledged to the Administrative Lender duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged Collateral.

     (b) Such Grantor is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, except for Permitted Liens. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in favor of the Administrative Lender relating to this Agreement and (ii) in respect of other Permitted Liens. As of the date of this Agreement, such Grantor has the trade names set forth on SCHEDULE 2 (and no others). Such Grantor (including any corporate or partnership predecessor) has not existed or operated under any name other than as stated on SCHEDULE 2 since the date one year preceding the date of this Agreement.

     (c) This Agreement and the pledge of the Collateral pursuant hereto, together with the filing of financing statements containing the description of the Collateral in the jurisdictions set forth on SCHEDULE 1, which will be made immediately following the date of closing, creates a valid and perfected first priority security interest in the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the payment of the Obligations; PROVIDED that additional actions may be required with respect to the perfection of proceeds of the Collateral; and FURTHER PROVIDED that the Administrative Lender retains physical possession of any Collateral, the possession of which is required for perfection.

     (d) No consent of or registration with any Person is required (i) for the pledge by such Grantor of the Collateral pledged by it hereunder, for the grant by such Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature (subject to Permitted Liens) of such pledge, assignment and security interest as provided herein) (except for the filing of financing and continuation statements under the UCC) or (iii) for the exercise by the Administrative Lender of the rights provided for in this Agreement (except as otherwise required by law, including pursuant to SECTION 4.3 of this Agreement), except, in each case, for such Necessary Authorizations that already have been obtained by such Grantor.

     (e) None of the Securities Collateral is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement or other rights or restrictions in favor of third Persons. All of the Securities Collateral are duly authorized, validly issued and non-assessable and were not issued in violation of the rights of any Person. No Securities Collateral obligates such Grantor to make any additional capital contributions with respect thereto. SCHEDULE 4 accurately describes, as of the date of this Agreement, the Securities Collateral owned by such Grantor, the issuer, the percentage owned by such Grantor, the nature of equity interest owned, and, if applicable, the number and type of shares of capital stock owned.

                                      ARTICLE 3

                                      COVENANTS

     Section 3.1    FURTHER ASSURANCES.

     (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents (including supplements to all schedules), and take all further action, that may be necessary, and that the Administrative Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable the Administrative Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will: (i) mark conspicuously each chattel paper included in Receivables, and each of its records pertaining to the Collateral with the following legend:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED EFFECTIVE AS OF MARCH 27, 1999 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED OR RESTATED) MADE BY GRANTOR IN FAVOR

     OF NATIONSBANK, N.A., AS ADMINISTRATIVE LENDER FOR THE BENEFIT OF THE SECURED PARTIES NAMED THEREIN.

or such other legend, in form and substance reasonably satisfactory to and as specified by the Administrative Lender, indicating that such chattel paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by an instrument, deliver and pledge to the Administrative Lender hereunder each such Instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Lender; (iii) if any Collateral shall be evidenced by chattel paper, during the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), deliver to the Administrative Lender such chattel paper duly endorsed and accompanied by duly executed instrument of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Lender; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other registrations, instruments or notices, as may be necessary, or as the Administrative Lender may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) In addition to such other information as shall be specifically provided for herein, the Grantors will furnish to the Administrative Lender upon the written request of the Administrative Lender statements and schedules further identifying and describing the Collateral and such other lists, documents, reports, and product, service and sales documents in connection with the Collateral as the Administrative Lender may reasonably request, all in reasonable detail. Subject to the confidentiality provisions of the Credit Agreement, in connection with its enforcement of the security interest, the Administrative Lender may use such information or transfer it to any Assignee permitted under the Credit Agreement for such Assignee's use.

     (c) Each Grantor hereby authorizes the Administrative Lender to file one or more continuation statements and during the continuance of an Event of Default, financing statements, relating to all or any part of the Collateral without the signature of such Grantor where permitted by Applicable Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Applicable Law.

     (d) If any Securities Collateral are "uncertificated securities" within the meaning of the UCC or are otherwise not evidenced by any stock certificate or similar certificate or instrument, such Grantor agrees to promptly notify the Administrative Lender and take all actions required to perfect the security interest of the Administrative Lender under Applicable Law, including, as applicable, under Article 8 or 9 of the UCC, and, without limitation of the foregoing, prior to or concurrently with the pledge hereunder of any Securities Collateral to which this section applies, (i) where deemed applicable by the Administrative Lender, deliver to the relevant corporation, partnership, limited liability company, joint venture or other Person a fully completed and duly executed letter in the form of EXHIBIT A hereto, and use commercially reasonable efforts to obtain from such corporation, partnership, limited liability company, joint venture or other Person, and deliver to the Administrative Lender, promptly upon registration of such pledge on the books of the issuer, a fully completed and duly executed letter in the form of EXHIBIT B hereto, and (ii) where deemed applicable by the Administrative Lender, deliver to the Administrative Lender a fully completed and duly executed "Securities Collateral Stop Transfer Letter" in the form of EXHIBIT C hereto.

     Section 3.2 PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES, CHATTEL PAPER AND INSTRUMENTS.

     (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper and instruments, at the location therefor specified in SECTION 2.1(A), in each case which may be changed upon written notice to the Administrative Lender at least 30 days prior to such change.

     (b) Except as otherwise provided in this SECTION 3.2(B), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, such Grantor may take (and, during the continuance of an Event of Default at the Administrative Lender's direction, shall take) such action as such Grantor or, during the continuance of an Event of Default, the Administrative Lender, may deem reasonably necessary to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Administrative Lender shall have the right (during the continuance of an Event of Default and provided that any Advances or Letters of Credit are outstanding) to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Lender and, upon such notification at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done or as the Administrative Lender deems reasonably necessary. During the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), all amounts and proceeds (including Instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Administrative Lender hereunder, shall be segregated from other funds of such Grantor and, after receipt of written notice from the Administrative Lender, shall be forthwith paid over to the Administrative Lender in the same form as so received (with any necessary indorsement). During the continuation of an Event of Default (provided that any Advances or Letters of Credit are outstanding), such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, in each case, other than those made in the ordinary course of business. To the extent that the Administrative Lender has notified any account debtor or obligor under any Receivables of an Event of Default and such Event of Default is cured or otherwise waived, the Administrative Lender shall promptly notify such account holder or obligor of such fact.

     Section 3.3 TRANSFERS AND OTHER LIENS. No Grantor shall (a) sell, assign (by operation of Applicable Law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (b) create or permit to exist any Lien upon any of the Collateral, except Permitted Liens.

     Section 3.4 RIGHTS TO DIVIDENDS AND DISTRIBUTIONS. With respect to any Securities Collateral, the Administrative Lender shall have authority during the continuance of an Event of Default, either to have the same registered in the Administrative Lender's name or in the name of a nominee. If any Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate in connection with any reclassification, increase, reduction of capital, or reorganization), or any option or rights arising from or relating to any of the Collateral that is evidenced by a certificate or other instrument or security, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, such Grantor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and, after receipt of written notice from the Administrative Lender, to deliver the same immediately to the Administrative Lender in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence, such Grantor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral. During the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), the Administrative Lender shall be entitled to all Dividends, and to any sums paid upon or in respect of any Collateral, and to any additional securities issued in respect of the Securities Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof, all of which shall be paid to the Administrative Lender to be held by it as additional Collateral.

     Section 3.5 RIGHT OF THE ADMINISTRATIVE LENDER TO NOTIFY ISSUERS. At any time during the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), the Administrative Lender may notify issuers of the Securities Collateral to make payments of all Dividends directly to the Administrative Lender and the Administrative Lender may take control of all proceeds of any Securities Collateral. To the extent that the Administrative Lender has notified any issuer of Securities Collateral of an Event of Default and such Event of Default is cured or otherwise waived, the Administrative Lender shall promptly notify such issuer of such fact.

     Section 3.6 THE ADMINISTRATIVE LENDER APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Lender such Grantor's attorney-in-fact (exercisable during the continuance of an Event of Default), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise to take any action and to execute any instrument (in accordance with this Agreement, including without limitation, SECTION 4.2 hereof) which the Administrative Lender may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due or to become due under or in connection with the Collateral,

     (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

     (c) to file any claims or take any action or institute any proceedings which the Administrative Lender may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of the Administrative Lender with respect to any of the Collateral. EACH GRANTOR HEREBY IRREVOCABLY GRANTS TO THE ADMINISTRATIVE LENDER SUCH GRANTOR'S PROXY (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS THE ADMINISTRATIVE LENDER SUCH GRANTOR'S ATTORNEY-IN-FACT (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT) TO PERFORM ALL OBLIGATIONS OF SUCH GRANTOR UNDER THIS AGREEMENT. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

     This appointment as attorney-in-fact and this proxy shall terminate upon the termination of this Agreement pursuant to SECTION 5.3 hereof.

                                      ARTICLE 4

                    RIGHTS AND POWERS OF THE ADMINISTRATIVE LENDER

     Section 4.1 THE ADMINISTRATIVE LENDER MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Lender incurred in connection therewith shall be payable by such Grantor under SECTION 4.4.

     Section 4.2 THE ADMINISTRATIVE LENDER'S DUTIES. The powers conferred on the Administrative Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Administrative Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties. The Administrative Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as provided in this SECTION 4.2 and except to the extent of any gross negligence or willful misconduct of the Administrative Lender or the other Secured Parties, the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify any Grantor of any decline in the value of any Collateral.

     Section 4.3 REMEDIES. If any Event of Default shall have occurred and be continuing (provided that any Advances or Letters of Credit are outstanding):

     (a) The Administrative Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Lender forthwith, assemble all or part of the Collateral which is capable of being assembled as directed by the Administrative Lender and make it available to the Administrative Lender at a place to be designated by the Administrative Lender which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of the Administrative Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Lender may reasonably deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Applicable Law, ten days' written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, provided that ten days' written notice does not violate any Applicable Law. The Administrative Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Administrative Lender upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

     FIRST: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

     SECOND: To the payment of the Obligations to be distributed pro rata to each Secured Party based on the percentage that the Obligations owed to each Secured Party bears to the aggregate outstanding Obligations owed to all Secured Parties (with such Grantor remaining liable for any deficiency); and

     THIRD: To the extent of the balance (if any) of such proceeds, to the payment to such Grantor or other Person legally entitled thereto.

     (c) All payments received by such Grantor under or in connection with any Collateral shall be received in trust for the benefit of the Administrative Lender, shall be segregated from other funds of such Grantor and, after receipt of written notice from the Administrative Lender, shall be forthwith paid over to the Administrative Lender in the same form as so received (with any necessary indorsement).

     (d) Because of the Securities Act of 1933, as amended ("SECURITIES ACT"), and other Applicable Laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting the Administrative Lender in any attempts to dispose of the Collateral and the enforcement of its rights hereunder. For these reasons, the Administrative Lender is hereby authorized by each Grantor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other Applicable Law. Each Grantor clearly understands that the Administrative Lender may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by the Administrative Lender shall be deemed to be not "commercially reasonable" because so made. Each Grantor agrees that in the event the Administrative Lender shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, the Administrative Lender shall have the right to rely upon the advice and opinion of independent appraisers and other Persons, which appraisers and other Persons are acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof.

     (e) If the Administrative Lender shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for the Administrative Lender it is necessary, or if in the opinion of the Administrative Lender it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, each Grantor (subject to any restrictions in any agreements with non-Affiliates of such Grantor regarding the registration thereof) will use commercially reasonable efforts to cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at such Grantor's reasonable expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Lender, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Lender, are reasonably necessary, all in conformity with the requirements of the Securities Act. Each Grantor shall use commercially reasonable efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which the Administrative Lender shall designate and to cause each issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

     (f)    (i)     Each Grantor will maintain the accounts listed as restricted and blocked accounts on SCHEDULE 3 (the "RESTRICTED ACCOUNTS") with the Administrative Lender, in the name of such Grantor, but such Restricted Accounts shall be under the sole control and dominion of the Administrative Lender.

            (ii) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account (other than the Credit Agreement), that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, such Grantor or any other Person from such Restricted Account.

            (iii) At the request of the Administrative Lender, such Grantor will promptly instruct each account debtor in respect of Receivables arising from any sale of Inventory in the ordinary course of business to make payment to the Restricted Accounts.

Each Grantor understands and acknowledges that the Administrative Lender may and permits the Administrative Lender to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations.

     Section 4.4 INDEMNITY AND EXPENSES. THE GRANTORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE LENDER AND EACH OTHER SECURED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), TO THE EXTENT THE BORROWER IS REQUIRED TO DO SO UNDER SECTION 5.10 OF THE CREDIT AGREEMENT.

                                      ARTICLE 5

                                    MISCELLANEOUS

     Section 5.1 CUMULATIVE RIGHTS. All rights of the Administrative Lender and each other Secured Party under the Loan Documents are cumulative of each other and of every other right which the Administrative Lender and each other Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

     Section 5.2 MODIFICATIONS; AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Lender (and such Grantor, in case of amendment), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.3 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Date (except to the extent that the release of any Collateral is otherwise permitted pursuant to the terms of the Loan Documents), (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Administrative Lender and its successors, transferee and assigns. Upon any such termination, the Administrative Lender will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Each Grantor agrees that to the extent that the Administrative Lender or any other Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Law, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by the Administrative Lender or any other Secured Party, to the extent that the Administrative Lender or any other Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by the Administrative Lender or any other Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such lien or security interest had ever occurred, to the extent not prohibited by Applicable Law.

     Section 5.4 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

     Section 5.5 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE LENDER, THE SECURED PARTIES AND EACH GRANTOR HEREBY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY

MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 5.6 THE ADMINISTRATIVE LENDER'S RIGHT TO USE AGENTS. The Administrative Lender may exercise its rights under this Agreement through an agent or other designee.

     Section 5.7 WAIVERS OF RIGHTS INHIBITING ENFORCEMENT. To the extent not prohibited by Applicable Law, each Grantor waives all rights of redemption, appraisal, valuation or to the marshaling of assets.

     Section 5.8 NOTICES AND DELIVERIES. All notices and other communications provided for hereunder shall be effectuated in the manner provided for in SECTION 11.1 of the Credit Agreement, and to the extent that a notice or communication is sent to a Grantor other than the Borrower, said notice shall be addressed to such Grantor, in care of the Borrower.

     Section 5.9 SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, no Grantor may assign its liabilities and obligations under this Agreement without the prior written consent of all Secured Parties.

     Section 5.10 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     Section 5.11   CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

     (a) Each Grantor and the Administrative Lender each hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and each Grantor and the Administrative Lender each hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

     (b) Nothing in this section shall limit the right of any Grantor, the Administrative Lender or any other Secured Party to bring any action or proceeding against any other party or its property in the courts of any other jurisdictions.

     Section 5.12 SEVERABILITY. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability, without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.13 OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the obligations of each Grantor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment, modification, addition or supplement to any other Loan Document, any instrument delivered in connection therewith, or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by the Administrative Lender or any other Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor or any other Person, whether or not such Grantor shall have notice or knowledge of any of the foregoing.

     Section 5.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 5.15 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Section 5.16 CONFLICTS. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control.

===============================================================================
                 REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
===============================================================================

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                       GRANTORS:

                                       [GRANTORS]


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                       ADMINISTRATIVE LENDER:

                                       NATIONSBANK, N.A.


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                   Schedule 1

               Chief Place of Business, Chief Executive Office and
                          Location of Books and Records


The Chief Place of Business, Chief Executive Office and the Location of Books and Records for each Grantor is:

   14951 North Dallas Parkway
   Dallas, Texas 75240

                                   Schedule 2

                                  Trade Names


CompUSA Inc.
   (1) CompUSA Direct, (2) CompUSA PC

Computer City, Inc.
   (1) CompUSA, (2) US Logic

CompUSA Stores L.P.
   CompUSA

                                   Schedule 3

                              Restricted Accounts


                                     NONE.

                                   Schedule 4

                             Securities Collateral


Corporate and Business Trust Securities Pledged:

-----------------------------------------------------------------------------------
           ISSUER           NUMBER OF SHARES       HOLDER        CERTIFICATE NUMBER
           ------           ----------------       ------        ------------------
-----------------------------------------------------------------------------------
CompUSA Holdings II Inc.         1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
CompUSA Holdings I Inc.          1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
   CompTeam Inc.                 1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
CompUSA Management
Company                          1,000          CompUSA Inc.            A1
-----------------------------------------------------------------------------------
CompUSA Holdings Company         1,000          CompUSA Inc.             1
-----------------------------------------------------------------------------------
Computer City, Inc.              1,000          CompUSA Inc.           CS-1
-----------------------------------------------------------------------------------
CompUSA Net.com Inc.               100          CompUSA Inc.           CS-2
-----------------------------------------------------------------------------------



Partnership Interests Pledged:

-----------------------------------------------------------------------------------
       NAME                  PERCENTAGE OWNERSHIP                   OWNER
       ----                  --------------------                   -----
-----------------------------------------------------------------------------------
CompUSA Stores L.P.       1% general partner interest            CompUSA Inc.
-----------------------------------------------------------------------------------
CompUSA Stores L.P.      99% limited partner interest      CompUSA Holdings Company
-----------------------------------------------------------------------------------

                                      EXHIBIT A

                       INSTRUCTIONS FOR REGISTRATION OF PLEDGE
                                          OF
                              UNCERTIFICATED SECURITIES


Date:     ___________________

To:   [NAME OF CORPORATION, PARTNERSHIP, JOINT VENTURE OR OTHER PERSON]

      You are hereby instructed to register the pledge of the following uncertificated securities to NationsBank, N.A., as Administrative Lender:

      (a) A [insert written percentage of interest] (_____%)
[insert description of interest, e.g. General Partnership Interest];

      (b) [insert similar description of any other interests].

      This being all of the interest of [INSERT NAME OF PLEDGOR] in [name of corporation, partnership, joint venture or other Person].

                                       Very truly yours,

                                       [GRANTOR]


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                      EXHIBIT B

                            INITIAL TRANSACTION STATEMENT

Date: _______________

To:   CompUSA Inc.
      NationsBank, N.A., as Administrative Lender

      This is to advise you that a pledge to NationsBank, N.A., as Administrative Lender, of the following uncertificated securities owned by [INSERT NAME OF PLEDGOR], a [______________] corporation has been registered on the books of
[name of corporation, partnership, joint venture or other Person]:

      (c) A [insert written percentage of interest] (_____%)
[insert description of interest, e.g. General Partnership Interest];

      (d) [insert similar description of any other interests].

      This being all of the interest of [INSERT NAME OF PLEDGOR] in, as shown on books and records of,
[name of corporation, partnership, joint venture or other Person].

      There are no liens or restrictions of the undersigned, nor any adverse claims, in each case registered on the books of the undersigned, to which the interests described hereinabove are subject.

      The pledge referred to above was registered on ______________, _____.

      THIS STATEMENT IS MERELY A RECORD OF THE REGISTRATION OF THE PLEDGE OF THE ADDRESSEES AS OF THE TIME OF THE ISSUANCE HEREOF. DELIVERY OF THIS STATEMENT, IN ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                       Very truly yours,

                                       [NAME OF CORPORATION, PARTNERSHIP, JOINT
                                       VENTURE OR OTHER PERSON]

                                       [By:____________________________________]

                                      By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                      EXHIBIT C


                                   __________, 1999

--------------------------------

--------------------------------

--------------------------------

Ladies and Gentlemen:

      This is to advise you that CompUSA Inc., a ____________ corporation ("PLEDGOR"), has granted to NationsBank, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") a security interest in [DESCRIBE AMOUNT AND DESCRIPTION OF INTEREST, E.G. SHARES OF THE COMMON CAPITAL STOCK] of _____________________________________________________ (the "COMPANY"),
and all other [REPEAT DESCRIPTION OF INTEREST] of the Company now owned as well as hereafter acquired by Pledgor (together with any distributions, interests, stock, liquidating dividends, stock dividends, preemptive rights, dividends paid in cash or securities, or other properties to which Pledgor may hereafter be entitled to receive on account of such [REPEAT DESCRIPTION OF INTEREST]), which [REPEAT DESCRIPTION OF INTEREST] presently constitutes _____% of the issued and outstanding [REPEAT DESCRIPTION OF INTEREST] of the Company, any other equity interest or right to acquire any equity interest in Company now owned as well as hereafter acquired by Pledgor, and all proceeds and products of the foregoing ("PLEDGED RIGHTS").

      Until notified otherwise in writing by an authorized officer of Administrative Lender, you are hereby directed (and you hereby agree) to deliver after the date hereof all non-cash dividends and other distributions and any and all other shares of stock, warrants or other property (other than cash) in which Administrative Lender has a security interest to Administrative Lender, NationsBank Plaza, 901 Main Street, 67th Floor, Dallas, Texas 75202, Attention: Kim Knop. Upon written notice from an authorized officer of Administrative Lender, you are directed (and you hereby agree) to deliver after the date of such notice, all dividends, distributions and other property in the form of cash directly to Administrative Lender at the address mentioned in the preceding sentence. Unless notified otherwise in writing by an authorized officer of Administrative Lender, you are hereby directed (and you hereby agree) to not acknowledge any encumbrance in favor of any party other than Administrative Lender with respect to the Pledged Rights, assign any interest in, encumber, subdivide, issue additional or different certificates for or otherwise transfer any interest in the Pledged Rights.

                                    Very truly yours,


                                    CompUSA Inc.


                                    By:
                                       ------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                    NATIONSBANK, N.A., as Administrative Lender


                                    By:
                                       ------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


Accepted and Agreed this ____ day of ________________, ____


                                       ---------------------------------------


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                      EXHIBIT G

                              BORROWING BASE CERTIFICATE


TO:       NationsBank, N.A.,                              ________, _____


FROM:     CompUSA Inc.

     Re: Second Amended and Restated Credit Agreement, dated as of March 12, 1998 ('Credit Agreement") among CompUSA Inc. ("Borrower"), certain Lenders, certain Co-Agents and NationsBank, N.A. as Administrative Lender

     This Borrowing Base Certificate is made as of              ,      .  The
undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement. All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.

1. BORROWING BASE. [to be completed for each Advance or Letter of Credit and monthly if Advances or Letters of Credit are outstanding]

     Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of ___________, _____ (the "Reporting Date"). The Borrowing Base is determined as follows:

A.   ELIGIBLE ACCOUNTS

     1.   All Accounts                                                   $______

     2.   Less ineligible Accounts (without duplication)

          a. Accounts to which Borrower or a Restricted Subsidiary $______ does not have lawful and absolute title

          b. Accounts which are not the valid, legally enforceable $______ obligation of the account debtor for goods or services delivered or rendered to such Person

          c.   Accounts owed by a creditor of Borrower or a          $______
               Restricted Subsidiary to the extent that such Account equals the amount owed to such creditor

          d. Portion of Accounts subject to any asserted dispute, $______ offset, discount, counterclaim, or other claim or defense of account debtor or to any asserted claim on the part of the account debtor denying liability under such Account

          e. Accounts which Borrower or any Restricted Subsidiary $______ may not assign or grant a security interest to Administrative Lender

          f. Accounts not evidenced by an invoice rendered to the $______ account debtor

          g. Accounts evidenced by chattel paper, promissory notes,$______ or other instruments or the result of a conditional sales agreement

          h.   Accounts subject to a Lien in favor of any Person     $______
               other than Administrative Lender other than Permitted
               Liens

          i.   Accounts due and payable for more than 90 days from   $______
               invoice date

          j.   Accounts of account debtors primarily conducting      $______
               business in and organized under a jurisdiction outside the United States

          k. Accounts where the account debtor is a federal, state $______ or local governmental body

          l. Accounts where the account debtor is the subject of a $______ proceeding under a Debtor Relief Law

          m. Accounts of account debtors who have more than 50% of $______ accounts due and payable for more than 30 days from invoice date

          n.   Accounts not subject to a fully perfected first       $______
               priority security interest in favor of Administrative
               Lender

          o. Accounts where the account debtor is an Affiliate or $______ employee

          Ineligible Accounts                                            $______

     3.   Eligible Accounts [(1) - (2)]                                  $______

     4.   Eligible Accounts included in Borrowing Base [75%x(3)]         $______


                                                  COMPUSA INC.



                                                  By:___________________________
                                                       Name:____________________
                                                       Title:___________________


                                       2